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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         January 16, 1996
                                                     ------------------------

                          NORTHERN TRUST CORPORATION
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)


             0-5965                                     36-2723087
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    (Commission File Number)                 (IRS Employer Identification No.)


Fifty South LaSalle Street, Chicago, Illinois                   60675
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   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code         (312) 630-6000
                                                       ----------------------



                      Exhibit Index is located on page 4.


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Item 5.   Other Events

          The information contained in the registrant's January 16, 1996 press release, reporting on the registrant's earnings for the fourth quarter of 1995 and for its 1995 fiscal year, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits:

          Exhibit 99    January 16, 1996  Press Release


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NORTHERN TRUST CORPORATION
                                       --------------------------
                                              (Registrant)



Dated:  January 16, 1996          By:  /s/  Perry R. Pero
                                       ------------------
                                       Perry R. Pero
                                       Senior Executive Vice President
                                       and Chief Financial Officer


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                                 EXHIBIT INDEX
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Number                 Description                 Page Number
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  99          January 16, 1996 Press Release            5



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